UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2011 (March 10, 2011)

AJ ACQUISITION CORP. I, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-53886	27-1805049
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

195 Route 9 South
Suite 204
Manalapan, New Jersey 07726
 (Address of Principal Executive Offices)

(732) 409-1212 begin_of_the_skype_highlightingend_of_the_skype_highlighting
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of Barry Freeman as Officer and Director

Effective March 10, 2011, Barry Freeman resigned as the registrant’s sole officer and from the Board of Directors.

(c)	Appointment of Bondy Lau as Officer

On March 10, 2011, the Board of Directors appointed Bondy Ho Bong Lau, age 27, as the registrant’s President, Secretary, and Treasurer.

Concurrent to his position with the registrant, Mr. Lau serves as Senior Associate of ARC China Investment Funds since August 2010.  Previously, Mr. Lau was an investment banker with Loop Capital Markets from January 2009 through August 2010.  From April 2006 through December 2008, he was an investment banker with Merrill Lynch.

(d)	Election of Bondy Lau to Board of Directors

On March 10, 2011, the Board of Directors elected Bondy Ho Bong Lau to the registrant’s Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AJ ACQUISITION CORP. I, INC. (Registrant)

Date: March 11, 2011	By:	/s/ Bondy Ho Bong Lau
Bondy Ho Bong Lau President